SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 16, 2009

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-11398	11-2520310
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

60 Heartland Blvd.,Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(631) 586-5200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2009, the Company entered into an amended and restated employment agreement with Edward J. Fred, pursuant to which Mr. Fred will continue to be employed as the Company’s President and Chief Executive Officer until December 31, 2012. Mr. Fred’s amended employment agreement provides that he will receive a base salary (“Base Salary”) at the annual rate of: (i) $318,000 from December 16, 2009 until December 31, 2009; (ii) $337,000 from January 1, 2010 until December 31, 2010; (iii) $350,000 from January 1, 2011 until December 31, 2011; and (iv) $364,000 from January 1, 2012 until December 31, 2012. For the years ending December 31, 2009, 2010, 2011, and 2012, Mr. Fred is eligible to receive an annual bonus based on changes in the Company’s revenues and EBITDA from the prior year.  Twenty-five percent of the bonus amount is determined by revenues and 75% by EBITDA.  The manner in which the bonus is calculated has not changed from Mr. Fred’s prior employment agreement.  The employment agreement also provides that Mr. Fred will not compete with the Company during the employment term and for a period of two years from the date of his termination.

If Mr. Fred’s employment is terminated by the Company without Cause or by Mr. Fred with Good Reason, then the Company will pay Mr. Fred (i) his Base Salary from the date of termination through the end of of the Term (“Post-Termination Period”), provided that, if the Post-Termination Period exceeds two years, the Company shall pay Mr. Fred the aggregate amount due during such period over a period of two years; (ii) all earned and previously approved but unpaid Bonuses; (iii) all valid expense reimbursements; (iv) all accrued but unused vacation pay and (v) the same medical insurance covering Mr. Fred as of the date of termination through June 30, 2014.  However, if a Change of Control of the Company occurs prior to a termination of Mr. Fred’s employment, then at the option of Mr. Fred, in lieu of the above compensation and benefits, the Company shall pay Mr. Fred an amount equal to 2.99 times the lesser of (a) the total compensation (including salary and bonus) earned by Mr. Fred during the last full calendar year of his employment, or (b) the average present value of Mr. Fred’s total compensation (including salary and bonus) for the five (5) calendar years ending before the change of control (the “Change of Control Payment”).  The Change of Control Payment will be paid in two installments as follows: (i) the first installment will be paid on the date Mr. Fred’s employment with the Company is terminated, in an amount equal to two times the lesser of: (a) the sum of Mr. Fred’s total compensation (including salary and bonus) for the calendar year preceding the year in which Mr. Fred’s employment with the Company is terminated, or (b) the maximum amount that may be taken into account under a qualified plan under Internal Revenue Code section 401(a)(17) for the year in which Mr. Fred’s employment with the Company is terminated; and (ii) the second installment will be paid on the first business day following the day that is six (6) months after the date Mr. Fred’s employment with the Company is terminated, in an amount equal to the balance of the Change of Control Payment. Capitalized terms used but not defined in the foregoing paragraphs have the meanings ascribed to them in Mr. Fred’s amended and restated employment agreement.

On December 16, 2009, the Company entered into an employment agreement with Vincent Palazzolo, effective January 1, 2010.  Mr. Palazzolo is currently party to an amended and restated Employment Agreement, dated December 1, 2006 which expires by its terms on December 31, 2009.  Pursuant to the new agreement, Mr. Palazzolo will continue to be employed as the Company’s Chief Financial Officer until December 31, 2012. Mr. Palazzolo’s new employment agreement provides that he will receive a base salary of (i) $225,000 from January 1, 2010 until December 31, 2010, (ii) $234,000 from January 1, 2011 until December 31, 2011 and (iii) $243,300 from January 1, 2012 to December 31, 2012. For the years ending December 31, 2010, 2011 and 2012, Mr. Palazzolo is eligible to receive an annual bonus based on changes in the Company’s revenues and EBITDA from the prior year.  Twenty-five percent of the bonus amount is determined by revenues and 75% by EBITDA.  The manner in which the bonus is calculated has not changed from Mr. Palazzolo’s prior employment agreement.  The employment agreement also provides that Mr. Palazzolo will not compete with the Company during the employment term and for a period of two years from the date of his termination. If Mr. Palazzolo’s employment is terminated by the Company without Cause or by Mr. Palazzolo with Good Reason, then the Company will pay Mr. Palazzolo (i) his Base Salary through the end of of the Term; (ii) all earned and previously approved but unpaid Bonuses; (iii) all valid expense reimbursements; and (iv) all accrued but unused vacation pay.  Capitalized terms used but not defined in this paragraph have the meanings ascribed to them in Mr. Palazzolo’s new employment agreement.

On December 16, 2009, the Company entered into an employment agreement with Douglas McCrosson, effective January 1, 2010.  Mr. McCrosson currently serves as the Company’s Senior Vice President, Operations pursuant to an amended and restated Employment Agreement, dated December 1, 2006, as amended on November 19, 2008, which expires by its terms on December 31, 2009.  Pursuant to the new employment agreement, Mr. McCrosson will be employed as the Company’s Chief Operating Officer until December 31, 2012. Mr. McCrosson’s new employment agreement provides that he will receive a base salary of (i) $190,000 from January 1, 2010 until December 31, 2010; (ii) $220,000 from January 1, 2011 to December 31, 2011; and (iii) $240,000 from January 1, 2012 until December 31, 2012. For the years ending December 31, 2010, 2011 and 2012, Mr. McCrosson is eligible to receive an annual bonus based on changes in the Company’s revenues and EBITDA from the prior year.  Twenty-five percent of the bonus amount is determined by revenues and 75% by EBITDA.  The employment agreement also provides that Mr. McCrosson will not compete with the Company during the employment term and for a period of two years from the date of his termination.  If Mr. McCrosson’s employment is terminated by the Company without Cause or by Mr. McCrosson with Good Reason, then the Company will pay Mr. McCrosson (i) his Base Salary through the end of of the Term; (ii) all earned and previously approved but unpaid Bonuses; (iii) all valid expense reimbursements; and (iv) all accrued but unused vacation pay.  Capitalized terms used but not defined in this paragraph have the meanings ascribed to them in Mr. McCrosson’s new employment agreement.

The foregoing descriptions of Mr. Fred’s amended and restated employment agreement, Mr. Palazzolo’s new employment agreement and Mr. McCrosson’s new employment agreement are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively.

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits

10.1	Amended and Restated Employment Agreement between the Company and Edward J. Fred, dated as of December 16, 2009
10.2	Employment Agreement between the Company and Vincent Palazzolo, dated as of December 16, 2009
10.3	Amended and Restated Employment Agreement between the Company and Douglas McCrosson, dated as of December 16, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2009	CPI AEROSTRUCTURES, INC

By:	/s/ Edward J. Fred
Edward J. Fred
Chief Executive Officer